EX.99.906
EXHIBIT (B)

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of PIC Small Cap Portfolio, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of PIC Small Cap Portfolio for the year ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of PIC Small Cap Portfolio for the stated period.




/S/ THOMAS M. MITCHELL                          /S/ WILLIAM T. WARNICK
-----------------------                         ----------------------
Thomas M. Mitchell                              William T. Warnick
President                                       Vice President and Treasurer
PIC Small Cap Portfolio                         PIC Small Cap Portfolio



Dated: 12/22/03
       --------

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by PIC Small Cap Portfolio for purposes of the Securities Exchange Act of 1934.



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